SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000


                                SYSCO CORPORATION
               (Exact name of registrant as specified in charter)



           Delaware                      1-06544                  74-1648137
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



      1390 Enclave Parkway
         Houston, Texas                                              77077-2099
(Address of principal executive                                      (Zip Code)
           offices)



        Registrant's telephone number including area code (281) 584-1390




          (Former name or former address, if changed since last report)



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     This report is being filed by the  Registrant on a voluntary  basis for the purpose of updating the description of its capital stock contained in its filings pursuant to the Securities Exchange Act of 1934, as amended.


ITEM 5.  OTHER EVENTS.

                          DESCRIPTION OF CAPITAL STOCK

     The following description of our capital stock is based upon our certificate of incorporation, as amended, our bylaws, as amended, and applicable provisions of law. We have summarized certain portions of the certificate of incorporation and bylaws below. The summary is not complete. The certificate of incorporation has been filed as an exhibit to our Form 10-K for the year ended June 28, 1997, as amended by an amendment to our certificate of incorporation filed as an exhibit to our Form 10-Q for the quarter ended January 1, 2000. The bylaws have been filed as an exhibit to our Form 10-K for the year ended July 3, 1999.

     Certain provisions of the Delaware General Corporation Law ("DGCL"), the certificate of incorporation and the bylaws summarized in the following paragraphs may have an anti-takeover effect. This may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in its best interests, including those attempts that might result in a premium over the market price for its shares.

AUTHORIZED CAPITAL STOCK

     Our certificate of incorporation authorizes us to issue one billion shares of common stock, par value $1.00 per share, and 1.5 million shares of preferred stock, par value $1.00 per share.

COMMON STOCK

     Subject to the rights of the holders of any preferred stock which may be outstanding, each holder of common stock is entitled to receive any dividends our board of directors declares out of funds legally available to pay dividends. If we liquidate our business, holders of common stock are entitled to share equally in any distribution of our assets after we pay our liabilities and the liquidation preference of any outstanding preferred stock. Each holder of common stock is entitled to one vote per share, and is entitled to vote on all matters presented to a vote of stockholders, including the election of directors. Holders of common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities. In addition, there are no conversion rights or redemption or sinking fund provisions. On September 30, 2000, there were 333,813,415 shares of common stock issued and outstanding. Our common stock is traded on the New York Stock Exchange.

     The certificate of incorporation contains no restrictions on the alienability of the common stock. Except as disclosed in the sections entitled "Charter and Bylaw Provisions," "Anti-Takeover Provision" and "SYSCO Rights Plan" below, there are no provisions in the certificate of incorporation or bylaws or any agreement or plan involving SYSCO that would discriminate against any existing or prospective holder of common stock as a result of a holder owning a substantial amount of common stock.

     All issued common stock is fully paid and non-assessable.

     Each share of common stock has Rights attached to it, as described in the section entitled "SYSCO Rights Plan" below.

PREFERRED STOCK

     Under the certificate of incorporation, our board of directors has the authority to:

     o    create one or more series of preferred stock;
     o issue shares of preferred stock in any series up to the maximum number of shares of preferred stock authorized; and

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     o    determine the preferences,  rights, privileges and restrictions of any series.

     Our board may issue authorized shares of preferred stock, as well as authorized but unissued shares of common stock, without further stockholder action, unless stockholder action is required by applicable law or by the rules of a stock exchange or quotation system on which any series of our stock may be listed or quoted.

     The only series of preferred stock currently authorized by the board is the Series A Junior Participating Preferred Stock. No shares of this series are outstanding. For a description of this series, see the section entitled "SYSCO Rights Plan" below.

     All shares of preferred stock , if and when issued, will be fully paid and non-assessable. Any shares of preferred stock that are issued will have priority over the common stock with respect to dividend or liquidation rights or both.

     Our board of directors could create and issue a series of preferred stock with rights, privileges or restrictions which effectively discriminate against an existing or prospective holder of preferred stock as a result of the holder beneficially owning or commencing a tender offer for a substantial amount of common stock. One of the effects of authorized but unissued and unreserved shares of capital stock may be to make more difficult or discourage an attempt by a potential acquirer to obtain control of SYSCO by means of a merger, tender offer, proxy contest or otherwise. This protects the continuity of our management. The issuance of these shares of capital stock may deter or prevent a change in control of SYSCO without any further stockholder action.

NON-CUMULATIVE VOTING

     The common stock does not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all the directors to be elected and the holders of the remaining shares voting for the election of directors will not be able to elect any director.

CHARTER AND BYLAW PROVISIONS

     Classified   Board  of   Directors.   Pursuant   to  our   certificate   of
incorporation, the board of directors is divided into three classes of directors. Directors within each class are elected to serve three-year terms and approximately one-third of the directors stand for election at each annual meeting of stockholders. A classified board of directors may have the effect of deterring or delaying any attempt by any group to obtain control of SYSCO by a proxy contest since a third party would be required to have its nominees elected at two separate meetings of the board of directors in order to elect a majority of the members of the board.

     These provisions could prevent a stockholder or a group of stockholders having majority voting power from obtaining control of our board of directors until the second annual meeting following the date the stockholder obtains majority voting power. These provisions could have the effect of discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of SYSCO.

     Special Meetings. Only our board, our chairman of the board or an officer instructed by our board may call a special meeting of stockholders. These provisions may make it more difficult for stockholders to take action opposed by our board.

     Advance Notice Provisions. Stockholders seeking to nominate candidates to be elected as directors at an annual meeting or to bring business before an annual meeting must comply with an advance written procedure. Only persons who are nominated by or at the direction of our board, or by a stockholder who has given timely written notice to our Secretary before the meeting to elect directors, will be eligible for election as directors. At any stockholders' meeting the business to be conducted is limited to business brought before the


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meeting by or at the direction of the board of directors,  or a stockholder  who has given  timely  written  notice to our  Secretary  of its  intention to bring business before an annual meeting. A stockholder must give notice which is received at our principal executive offices in writing not less than 90 days nor more than 130 days prior to the date of the anniversary of the previous year's annual meeting. However, if the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date, notice by the stockholder in order to be timely must be received not later than the later of the close of business 90 days prior to the annual meeting or the tenth day following the day on which the notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was first made by SYSCO. In the case of a special meeting of stockholders called for the purpose of electing directors, a stockholder must give notice to nominate a director not later than the close of business on the tenth day following the day notice of the special meeting was mailed to stockholders or public disclosure of the date of the meeting was first made by SYSCO. A stockholder's notice must also contain certain information specified in the bylaws. These provisions may preclude or deter some stockholders from bringing matters before, or making
nominations   for  directors  at,  an  annual   meeting.   The   certificate  of
incorporation and bylaws of SYSCO provide that 35% of the shares entitled to vote at a meeting shall constitute a quorum except as otherwise required by law.

     Amendment of Charter and Bylaw Provisions. Our board may adopt, amend or repeal any provision of the bylaws. The board may delegate this power to the stockholders. Amendments to the certificate of incorporation require board approval and the affirmative vote of a majority of the outstanding voting stock.

ANTI-TAKEOVER PROVISION

     We are  subject to Section  203 of the  Delaware  General  Corporation  Law
("DGCL") regulating corporate takeovers. Section 203, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder, unless:

     o Prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;
     o Upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
     o At or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

     Section 203 defines "business combination" to include:

     o Any merger or consolidation involving the corporation and the interested stockholder;
     o    Any  sale,  transfer,   pledge  or  other  disposition  involving  the
          interested   stockholder   of  10%  or  more  of  the  assets  of  the
          corporation;
     o Subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or
     o The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

     In general, Section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Certain provisions of the DGCL and the certificate of incorporation and the bylaws relate to the limitation of liability and indemnification of our directors and officers. These various provisions are described below.



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     Our certificate of incorporation  contains  provisions  permitted under the
DGCL relating to the liability of directors. These provisions eliminate a director's personal liability for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving certain wrongful acts, such as:

     o    breach of the director's duty of loyalty to SYSCO or our stockholders;
     o acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;
     o any transaction from which the director derived improper personal benefit; or
     o the unlawful payment of dividends or unlawful stock repurchases or redemptions.

     This provision may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or SYSCO from bringing a lawsuit against our directors for breach of their fiduciary duties as directors. However, the provision does not affect equitable remedies such as an injunction or rescission from being available or alter a director's liability under federal securities laws.

     We will indemnify and hold harmless to the fullest extent permitted by the DGCL each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, if that person is or was a director, officer, employee or agent of SYSCO or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Indemnification will be made for civil, criminal, administrative or investigative proceedings. We will also pay the expenses incurred in connection with these proceedings before their final disposition to the fullest extent authorized by the DGCL.

     We have entered into indemnification agreements with our directors. These agreements provide the director with the indemnification rights currently provided in our certificate of incorporation and bylaws. The agreements also provide that the director will continue to be entitled to these indemnification rights as long as he or she serves as a director of SYSCO even if the certificate of incorporation or bylaws are amended to modify the indemnification provisions, and that the director will be entitled to these indemnification rights after his or her service is completed, for as long as the director is exposed to any potential liability by reason of his or her service as a director of SYSCO.

     We purchase and maintain insurance on behalf of any person who is or was a director or officer of SYSCO or is or was serving at our request as a director, officer, employee or agent of SYSCO against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status, whether or not we would have the power or the obligation to
indemnify  him  or  her  against  the  liability   under  our   certificate   of
incorporation. SYSCO intends to amend its policy to extend this coverage to persons serving at our request as managers of affiliated limited liability companies.

TRANSFER AGENT AND REGISTRAR

     The Transfer Agent and Registrar for our common stock is Fleet National Bank c/o EquiServe.

SYSCO RIGHTS PLAN

     Under SYSCO's Amended and Restated Rights Agreement, as amended in May 1999, each share of SYSCO common stock has attached to it one-half of one preferred stock purchase right. Each right entitles the holder to purchase from SYSCO one two-thousandth of a share of SYSCO's Series A Junior Participating Preferred Stock at a price of $175 per one two-thousandth of a share.

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     The rights are not exercisable until the earlier to occur of:

     o a public announcement that, without the prior consent of the board of directors of SYSCO, a person or group has acquired or obtained the right to acquire beneficial ownership of 10% or more of the outstanding shares of SYSCO common stock; or
     o ten business days, or such later date as the board may determine, following the commencement or announcement of an intention, which is not subsequently withdrawn, to make a tender offer or exchange offer which would result in any person or group having beneficial ownership of 10% or more of the outstanding shares of SYSCO common stock without the prior consent of the board of directors.

     Upon the occurrence of either of the events described above, each holder of a right will have a 60-day period (or a longer period set by the board of directors) to exercise a right to receive securities. The 60-day (or longer) period will begin on the later of:

     o    the date of this occurrence; or
     o    the effective date of any required registration statement.

     Upon exercise of this right, each holder will receive that number of units of one two-thousandths of a share of preferred stock, or, in some cases, common stock or other securities, having an average market value during a specified time period of two times the exercise price of the right.

     In addition, if SYSCO is acquired in a merger or other business combination transaction or 50% or more of SYSCO's assets or earning power is sold, each right will entitle the holder to receive, upon the exercise of the right, that number of shares of common stock of the acquiring company having a market value of two times the exercise price of the right.

     Because an acquiring person or group is not entitled to exercise purchase rights that relate to its shares, the acquiring person's or group's ownership of SYSCO would be severely diluted if the other stockholders exercise their rights to purchase the preferred stock, which has preferential dividends, liquidation, voting and other rights. Therefore, the effect of the rights agreement is to encourage any person or group who wants to acquire SYSCO to negotiate with the SYSCO board to agree on the terms of the transaction.

     Prior to there being an occurrence described above, SYSCO may redeem the rights at a price of $0.01 per right. The rights will expire on May 31, 2006, unless earlier redeemed by SYSCO.

     The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire SYSCO without conditioning the offer on the rights being redeemed or a substantial number of rights being acquired. However, the rights generally should not interfere with any merger or other business combination approved by the board of directors.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date:  October 26, 2000                 By: /s/    John K. Stubblefield Jr.
                                            ------------------------------------
                                               John K. Stubblefield Jr.
                                               Executive Vice President, Finance
                                                    and Administration